                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      NOVEMBER 21, 2000
                                                  ---------------------------


                           TERREMARK WORLDWIDE, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
             ------------------------------------------------------

         0-22520                                      52-1989122
------------------------                  ---------------------------------
(COMMISSION FILE NUMBER)                  (IRS EMPLOYER IDENTIFICATION NO.)

                            2601 SOUTH BAYSHORE DRIVE
                                MIAMI, FL 33133
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      305-856-3200
                                                   ---------------------------

------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER

         On November 21, 2000, Terremark Worldwide, Inc. (the "Company") announced the proposed private placement of subordinated convertible debentures to purchase common stock.

         On November 28, 2000, the Company announced certain additional terms of such proposed private placement of $100,000,000 of subordinated convertible debentures due December 31, 2005.

         The foregoing summaries of events are qualified in their entirety by reference to the text of the Company's press releases dated November 21, 2000 and November 28, 2000, which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                      Not Applicable.

         (b)      Pro Forma Financial Information.

                      Not Applicable

         (c)      Exhibits

EXHIBIT
NUMBER                             DESCRIPTION
--------                           -----------

99.1     Press Release of Terremark Worldwide, Inc., dated November 21, 2000

99.2     Press Release of Terremark Worldwide, Inc., dated November 28, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TERREMARK WORLDWIDE, INC.



Dated: November 28, 2000         By: /s/ MANUEL D. MEDINA
                                    -----------------------------------------
                                    Name:  Manuel D. Medina
                                    Its:   Chairman of the Board & Chief
                                           Executive Officer
                                           (Principal Executive Officer)




Dated: November 28, 2000         By: /s/ IRVING A. PADRON
                                    -----------------------------------------
                                    Name:  Irving A. Padron
                                    Its:   Chief Financial Officer
                                           (Principal Financial Officer)














                                       -3-